Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

Exhibit 10.25CH

NINETY-FIFTH AMENDMENT

TO THE

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

csg SYSTEMS, INC.

AND

CHARTER COMMUNICATIONS CABLE HOLDING COMPANY, LLC

This Ninety-fifth Amendment (the “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and Charter Communications Cable Holding Company, LLC (“Customer”).  CSG and Customer entered into that certain Amended and Restated CSG Master Subscriber Management System Agreement dated February 9, 2009 (CSG document no. 2298875), as amended (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment.  If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control.  Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement.  Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment.  Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and Customer agree as follows as of the date last signed below (the "Effective Date"):

1.    Customer desires to use, and CSG agrees to provide, CSG Data Publisher, as described herein, under the Agreement.  Therefore, upon execution of this Amendment, the following changes are hereby made to the Agreement:

a)    Schedule C, "Recurring Services," of the Agreement shall be amended to include the following:

CSG Data Publisher -	File Edition………………………………………….....................	Exhibit C-10

b)    Schedule C, entitled "Recurring Services" of the Agreement shall be amended to add the description reflected in Exhibit C-10, attached hereto ("Exhibit C-10"), under "Recurring Services Description."

c)    Exhibit C-5 of Schedule C, CSG Systems, Inc. Business Continuity/Disaster Recovery Plan, of the Agreement is amended to add CSG Data Publisher – File Edition under the **** *** **************.

2.    Further, upon execution of this Amendment and pursuant to the terms and conditions of the Agreement, Schedule F, "Fees," Section II, "Advanced Reporting," of CSG Licensed Products, shall be amended to add a new Subsection D entitled "CSG Data Publisher – File Edition" to include the following fees for CSG Data Publisher – File Edition:

CSG PRODUCTS

II.  Advanced Reporting

D. CSG Data Publisher – File Edition

Description of Item/Unit of Measure	Frequency	Fee
1. CSG Data Publisher – File Edition Subscription Fees (Note 1) (Note 2) (Note 3)	********	*****
2. CSG Data Publisher – File Edition Maintenance Fees (Note 4)	********	$**********

Note 1: CSG Data Publisher - File Edition Subscription Fees will include the infrastructure build out, implementation, and delivery of CSG Data Publisher to Customer, pursuant to that certain Statement of Work (CSG document no. 4113593) (the “SOW”) to be executed by the parties.

Note 2: CSG shall invoice Customer for the CSG Data Publisher - File Edition Subscription Fees pursuant to the SOW.

Note 3: In the event, Customer requests additional CSG Data Publisher Objects, such requests will be set forth in a separate Statement of Work and/or amendment, as applicable.

Note 4: Data Publisher – File Edition Maintenance Fees specified above will include up to ****** (**) ***** per ***** of additional support for activities outside of **************, ***** ********** and ******* *********** of CSG Data Publisher – File Edition; any additional

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

support in excess of such ****** (**) ***** per ***** must be set forth in a separate Statement of Work and shall be provided at ********** ************ ********* ******** ****.

THIS AMENDMENT is executed as of the day and year last signed below (the Effective Date")

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC (“CUSTOMER”) By: Charter Communications, Inc., its Manager	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Mike Ciszek	By: /s/ Gregory L. Cannon
Name: Michael Ciszek	Name: Gregory L. Cannon
Title: SVP, Billing Strategy & Opn	Title: SVP, Secretary & General Counsel
Date: 11/22/16	Date: 11/22/16

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Exhibit C-10

1.    CSG Data Publisher – File Edition Description

CSG will publish nightly end-of-day CSG Vantage® files that will include changes of that day to the Vantage files (the “Delta Files”) and will apply the Delta Files to a secure file transfer protocol (“SFTP”) site for Customer pickup of the CSG Vantage® objects (the “CSG Data Publisher Objects”) identified in Attachment 1 to this Exhibit C-10, attached hereto and incorporated herein by reference.

2.    Software Release Enhancements

CSG will provide scheduled releases with enhancements to update the CSG Data Publisher Objects identified in Attachment 1.  CSG will make **** ************ ********* ** ** ********** **** ** ********.

Customer will be responsible for establishing processes to consume the modified files as a result of scheduled software release changes.

Any such enhancements resulting in changes to the frequency of the CSG Data Publisher feeds (e.g., from batch to real time feeds) will be addressed through a subsequent Statement of Work and/or amendment to the Agreement.

3.    Support

CSG shall provide support for CSG Data Publisher and problems shall be reported and resolved in accordance with ******** ***** * as set forth in Schedule H-11 of the Agreement.  CSG's support obligations shall continue through the earlier of (a) termination or expiration of the Agreement (and any Termination Assistance Period, as defined in the Agreement) or (b) such time as Customer ceases its use of Data Publisher – File Edition services.

4.    Disaster Recovery

CSG Data Publisher – File Edition is a **** *** **************.

5.    Additional Terms

a)    CSG will:

▪	apply full file refreshes in support of release/data model changes, passers and transfers where required, on behalf of and at Customer's request

        b)   Customer will:

▪	retrieve the files from CSG’s SFTP site

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Attachment 1

To

Exhibit C-10

CSG Data Publisher Objects

CSG Vantage® Tables
ACB_BASE
ACD_DAYS_DELINQUENT
ACR_ACCTS_RECEIVABLE
ALA_SERV_CODE
CUS_BASE
DSC_DISCOUNT
EQC_CUSTOM
EQP_BASE
ESB_SBB_DATA
HSL_LOB
HSM_MEMO
ITV_ITEM_VALUE
MON_TRAN_BASE
NQL_HIST
OCI_CUR_ITEM
OCL_ORDER_COMP_LOB
OCR_ORDER_COMP
OHI_HIST_ITEM
OJB_JOBS
OOL_ORDER_OPEN_LOB
OOR_ORDER_OPEN
OPI_OPEN_ITEM
OTR_TROUBLE_CALL
PAJ_ADJUST
PAS_ACCT_SERV_ITM
PKG_BASE
SBB_BASE
SBO_LOB
SBT_ACCT_TRANS
SBU_CUSTOM
SCN_CONTACT
AIU_AUTH_PROFILE
CTN_INTERACTION
CTY_INTRACTIVITY
EUR_EARN_UNEARN_REV
EVB_BASE
OAJ_AUDIT
ORD_EVENTS
PAC_ACCOUNT
PTN_TN_INVENTORY
TXR_RATES
USG_USAGE_DETAIL
VP_VAK_NON_MON_JOURNAL